UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 19, 2013 (November 13, 2013)

INTERCONTINENTALEXCHANGE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36198	46-2286804
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 RiverEdge Parkway, Suite 500, Atlanta, Georgia 30328

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On November 13, 2013, pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of March 19, 2013, by and among IntercontinentalExchange, Inc. (“ICE”), IntercontinentalExchange Group, Inc. (the “Company”), NYSE Euronext, Braves Merger Sub, Inc. (“Braves Merger Sub”) and NYSE Euronext Holdings LLC (formerly known as Baseball Merger Sub, LLC) (“NYSE Euronext Holdings”), Braves Merger Sub was merged with and into ICE and NYSE Euronext was merged with and into NYSE Euronext Holdings (the “Mergers”). As a result of the Mergers, NYSE Euronext and ICE are wholly-owned subsidiaries of the Company.

This Current Report on Form 8-K/A is the first amendment to the Current Report on Form 8-K filed by the Company on November 13, 2013, which reported the closing of the Mergers. This amendment is being filed solely to provide, as Exhibits 99.2 through 99.6, (i) the audited consolidated financial statements of NYSE Euronext as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010, (ii) the unaudited consolidated financial statements of NYSE Euronext as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012, (iii) the audited consolidated financial statements of ICE as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010, (iv) the unaudited consolidated financial statements of ICE as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012, and (v) the unaudited pro forma condensed combined financial statements of the Company as of and for the year ended December 31, 2012 and as of and for the nine months ended September 30, 2013.

Except as expressly identified above and set forth in Exhibits 99.2 and 99.3, the Company is not incorporating by reference into this Form 8-K/A any part of NYSE Euronext’s filings with the SEC.

Certain statements in the exhibits to this Current Report on Form 8-K/A may constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 that are based on the Company’s present beliefs and assumptions and on information currently available to the Company. You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “would,” “targets,” “goal,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” or the negative of these terms or other comparable terminology. These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forwardlooking statements. These risks and other factors include those set forth in the joint proxy statement/prospectus of the Company filed on April 30, 2013 (File No. 333-187402) and under Item 1(A) under the caption “Risk Factors” in ICE’s Annual Report on Form 10-K for the year ended December 31, 2012. The forward-looking statements included in this report are only predictions based on the Company’s current expectations and projections about future events. Other sections of this report describe additional factors that could adversely impact the Company’s business and financial performance. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible to predict all risks and uncertainties, nor can the Company assess the impact of all factors on the Company’s consolidated business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Although the Company believes the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, level of activity, performance or achievements. Moreover, neither the Company nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The Company is under no duty to update any of these forward-looking statements after the date of this report to conform its prior statements to actual results or revised expectations and the Company does not intend to do so. The Company cautions you not to place undue reliance on any forward-looking statement, which speak only as of the date on which it was made. The Company expressly qualifies in their entirety all forward-looking statements attributable to the Company or any person acting on the Company’s behalf by the cautionary statements contained or referred to in this section.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The audited consolidated financial statements of NYSE Euronext as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference. The unaudited consolidated financial statements of NYSE Euronext as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012 are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The audited consolidated financial statements of ICE as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010 are filed as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated herein by reference. The unaudited consolidated financial statements of ICE as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012 are filed as Exhibit 99.5 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of the Company as of and for the year ended December 31, 2012 and as of and for the nine months ended September 30, 2013 are filed as Exhibit 99.6 to this Current Report on Form 8-K/A and are incorporated herein by reference.

Exhibit Number	Description of Exhibit

23.1	Consent of Ernst & Young LLP.

23.2	Consent of PricewaterhouseCoopers LLP.

99.2	Audited Consolidated Financial Statements of NYSE Euronext as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010 (incorporated by reference to NYSE Euronext’s Annual Report on Form 10-K filed with the SEC on February 26, 2013 (File No. 001-33392)).

99.3	Unaudited Condensed Consolidated Financial Statements of NYSE Euronext as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012 (incorporated by reference to NYSE Euronext Holdings LLC’s Quarterly Report on Form 10-Q filed with the SEC on November 5, 2013 (File No. 001-33392)).

99.4	Audited consolidated financial statements of IntercontinentalExchange, Inc. as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010 (incorporated by reference to ICE’s Annual Report on Form 10-K filed with the SEC on February 6, 2013 (File No. 001-32671)).

99.5	Unaudited Condensed Consolidated Financial Statements of IntercontinentalExchange, Inc. as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012 (incorporated by reference to ICE’s Quarterly Report on Form 10-Q filed with the SEC on November 5, 2013 (File No. 001-32671)).

99.6	Unaudited Pro Forma Condensed Combined Statement of Income of the Company for the nine months ended September 30, 2013; Unaudited Pro Forma Condensed Combined Statement of Income of the Company for the year ended December 31, 2012; Unaudited Pro Forma Condensed Combined Balance Sheet of the Company as of September 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTERCONTINENTALEXCHANGE GROUP, INC. (Registrant)

By:	/s/ Scott A. Hill
Name:	Scott A. Hill
Title:	Senior Vice President, Chief Financial Officer

Dated: November 19, 2013

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

23.1	Consent of Ernst & Young LLP.

23.2	Consent of PricewaterhouseCoopers LLP.

99.2	Audited Consolidated Financial Statements of NYSE Euronext as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010 (incorporated by reference to NYSE Euronext’s Annual Report on Form 10-K filed with the SEC on February 26, 2013 (File No. 001-33392)).

99.3	Unaudited Condensed Consolidated Financial Statements of NYSE Euronext as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012 (incorporated by reference to NYSE Euronext Holdings LLC’s Quarterly Report on Form 10-Q filed with the SEC on November 5, 2013 (File No. 001-33392)).

99.4	Audited consolidated financial statements of IntercontinentalExchange, Inc. as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010 (incorporated by reference to ICE’s Annual Report on Form 10-K filed with the SEC on February 6, 2013 (File No. 001-32671)).

99.5	Unaudited Condensed Consolidated Financial Statements of IntercontinentalExchange, Inc. as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012 (incorporated by reference to ICE’s Quarterly Report on Form 10-Q filed with the SEC on November 5, 2013 (File No. 001-32671)).

99.6	Unaudited Pro Forma Condensed Combined Statement of Income of the Company for the nine months ended September 30, 2013; Unaudited Pro Forma Condensed Combined Statement of Income of the Company for the year ended December 31, 2012; Unaudited Pro Forma Condensed Combined Balance Sheet of the Company as of September 30, 2013.